                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elizabeth H. Davila, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of VISX, Incorporated on Form 10-Q for the quarterly period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VISX, Incorporated.

                                       /s/ Elizabeth H. Davila
                                       ---------------------------------
                                       Elizabeth H. Davila
                                       Chief Executive Officer
                                       August 6, 2004

I, Derek A. Bertocci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that the Quarterly Report of VISX, Incorporated on Form 10-Q for the quarterly period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of VISX, Incorporated.

                                       /s/ Derek A. Bertocci
                                       ---------------------------------
                                       Derek A. Bertocci
                                       Chief Financial Officer
                                       August 6, 2004